Investments in Affiliated Companies	12 Months Ended
Dec. 31, 2015
Investments in Affiliated Companies [Abstract]
Investments in Affiliated Companies
Investments in Affiliated Companies
Investments in affiliated companies represent our investment in non-consolidated domestic and foreign entities. These entities are in businesses similar to ours, such as credit reporting, credit scoring and credit monitoring services. These investments are included in other assets in the consolidated balance sheets.
We use the equity method to account for investments in affiliates where we have at least a 20% ownership interest or where we are able to exercise significant influence. For these investments, we adjust the carrying value for our proportionate share of the affiliates’ earnings, losses and distributions, as well as for purchases and sales of our ownership interest.
We use the cost method to account for nonmarketable investments in affiliates where we have less than a 20% ownership interest or where we are not able to exercise significant influence. For these investments, we adjust the carrying value for purchases and sales of our ownership interests.
For all investments, we adjust the carrying value if we determine that an other-than-temporary impairment has occurred. During 2014, we incurred a loss of $4.1 million recorded in our USIS segment on a cost method investment that was liquidated. The loss was included in other income and expense in the consolidated statements of income. We had no impairments of investments in affiliated companies during 2015 or 2013.
Investments in affiliated companies consisted of the following:

(in millions)	December 31, 2015	December 31, 2014
Trans Union de Mexico, S.A. (25.69% ownership interest)	$39.2	$45.0
All other equity method investments	6.3	6.9
Total equity method investments	$45.5	$51.9
Total cost method investments	5.0	0.9
Total investments in affiliated companies	$50.5	$52.8
These balances are included in other assets in the consolidated balance sheets.

During 2014, we increased our equity interest in CIBIL to 55.0%, obtained control and began consolidating results of operations of CIBIL as part of our International segment from the date we obtained control. As a result, CIBIL is no longer an equity method investment as of the date we obtained control.

We remeasured our previously held equity interest in CIBIL at fair value as of the date we obtained control in accordance with the accounting guidance for acquisitions achieved in stages. As a result, we recognized a gain of $21.7 million in other income and expense in the second quarter of 2014.
Earnings from equity method investments, which are included in other non-operating income and expense, and dividends received from equity method investments consisted of the following:

	Twelve Months Ended December 31,
(in millions)	2015	2014	2013
Earnings from equity method investments	$8.8	$12.5	$13.7
Dividends received from equity method investments	$8.7	$9.2	$10.1

Under SEC Regulation S-X, Rule 4-08(g), our investment in TransUnion de Mexico, S.A. is considered a significant equity method investment. The summarized financial information and earnings for all of our equity method investments as required by SEC Regulation S-X, Rule 1-02(bb)(i) and (ii) consisted of the following:

(in millions)	December 31, 2015	December 31, 2014
Current assets	$52.9	$57.8
Noncurrent assets	$14.5	$14.7
Current liabilities	$18.2	$18.0
Noncurrent liabilities	$0.1	$0.1

	Twelve Months Ended December 31,
(in millions)	2015	2014	2013
Revenue	$106.1	$124.9	$132.6
Operating income	$40.6	$55.7	$57.7
Income from continuing operations	$31.9	$43.9	$48.2
Net income	$31.9	$43.9	$48.2

Dividends received from cost method investments were $0.8 million, $0.8 million and $0.7 million in 2015, 2014 and 2013, respectively. Dividends received from cost method investments have been included in other income and expense.